SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is September 28, 2016.

MFS® New Discovery Value Fund

Effective immediately, the sub-sections entitled "Fees and Expenses" and "Example" beneath the main heading "Summary of Key Information" are restated in their entirety as follows:
Fees and Expenses
This table describes the fees and expenses that you may pay when you buy and hold shares of the fund. Expenses have been adjusted to reflect current fee arrangements.
You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in "Sales Charges and Waivers or Reductions" on page 8 of the fund's Prospectus and "Waivers of Sales Charges" on page H-1 of the fund's Statement of Additional Information ("SAI").
Shareholder Fees (fees paid directly from your investment):
Share Class	A	B	C	I	R1	R2	R3	R4	R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	4.00%	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Class	A	B	C	I	R1	R2	R3	R4	R5
Management Fee	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.10%
Total Annual Fund Operating Expenses	1.33%	2.08%	2.08%	1.08%	2.08%	1.58%	1.33%	1.08%	1.00%

#	This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.

1025088                                         1 NDV-SUP-I-092816

MFS New Discovery Value Fund

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund's operating expenses remain the same.
Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$703	$972	$1,262	$2,084
Class B Shares assuming
redemption at end of period	$611	$952	$1,319	$2,219
no redemption at end of period	$211	$652	$1,119	$2,219
Class C Shares assuming
redemption at end of period	$311	$652	$1,119	$2,410
no redemption at end of period	$211	$652	$1,119	$2,410
Class I Shares	$110	$343	$595	$1,317
Class R1 Shares	$211	$652	$1,119	$2,410
Class R2 Shares	$161	$499	$860	$1,878
Class R3 Shares	$135	$421	$729	$1,601
Class R4 Shares	$110	$343	$595	$1,317
Class R5 Shares	$102	$318	$552	$1,225

Effective September 1, 2016, the sub-section entitled "Special Servicing Agreement" beneath the main heading "Management of the Fund" is deleted in its entirety.

Effective immediately, the sub-section entitled "Fees and Expenses" beneath the sub-section entitled "Additional Information on Fees and Expenses and Performance" beneath the main heading "Other Information" is restated in its entirety as follows:
Additional Information on Fees and Expenses and Performance
Fees and Expenses
The annual fund operating expenses shown in "Fees and Expenses" are based on annualized expenses reported during the fund's most recently completed fiscal year expressed as a percentage of a class' average net assets during the period. Expenses have been adjusted to reflect current fee arrangements. Annual fund operating expenses have not been adjusted to reflect the fund's current asset size. In general, annual fund operating expenses, expressed as a percentage of a class' average net assets, increase as the fund's assets decrease. Annual fund operating expenses will likely vary from year to year.

1025088                                         2 NDV-SUP-I-092816